EXHIBIT 32

CERTIFICATIONS OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of eOn Communications Corporation (“Registrant”) I, David S. Lee, Chief Executive Officer of Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

/s/ DAVID S. LEE
David S. Lee Chief Executive Officer

Date:  March 16, 2004

In connection with this quarterly report on Form 10-Q of eOn Communications Corporation (“Registrant”) I, Stephen R. Bowling, Chief Financial Officer of Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

/s/ STEPHEN R. BOWLING
Stephen R. Bowling Chief Financial Officer

Date:  March 16, 2004